Exhibit 10.1

LATTICE SEMICONDUCTOR CORPORATION

2025 INDUCEMENT EQUITY INCENTIVE PLAN

1.    Purpose of the Plan. The purpose of this Plan is to attract and retain the best available personnel for positions of substantial responsibility by providing an inducement material to individuals entering into employment with the Company or any Parent or Subsidiary of the Company, including grants to new employees in connection with a merger or acquisition.

The Plan permits the grant of Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash-based Awards. Each Award under the Plan is intended to qualify as an employment inducement award under Nasdaq Listing Rule 5635(c)(4) and the official regulations and other official interpretive material and guidance issued under such rule (together, the “Inducement Listing Rule”).

2.    Definitions. The following definitions are used in this Plan:

(a)    “Administrator” means the Board or any Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and issuance of shares of Common Stock, including under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan. Reference to a specific section of an Applicable Law or regulation related to that section will include such section or regulation, any valid regulation or other official guidance issued under that section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding that section or regulation.

(c)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or other stock or cash-based Awards.

(d)    “Award Agreement” means the written or electronic agreement between the Company and Participant setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change in Control” means the occurrence of any of the following events:

(i)    Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, if any one Person is already considered to own more than 50% of the total voting power of the stock of the Company, the acquisition of additional stock by such Person will not be considered a Change in Control; or

(ii)    Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Code” means the U.S. Internal Revenue Code of 1986.

(h)    “Committee” means a committee of one or more Directors or of one or more other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)    “Common Stock” means the common stock of the Company.

(j)    “Company” means Lattice Semiconductor Corporation, a Delaware corporation, or any successor thereto.

(k)    “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning used with respect to Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l)    “Director” means a member of the Board.

(m)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)    “Employee” means any person, including Officers and Inside Directors, providing services as an employee to the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company. However, for the avoidance of doubt, a person who already is serving as a Director prior to becoming an Employee will not be eligible to be granted an Award under the Plan unless permitted under the Inducement Listing Rule. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(o)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(p)    “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. As described in Section 4(h), the Administrator may not institute an Exchange Program.

(q)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of the Nasdaq Stock Market or the New York Stock Exchange, its Fair Market Value will be the closing sales price for such stock (or, the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or the closing bid, if no sales were reported), as reported by such source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

If the Fair Market Value is to be determined under subsection (i) or (ii) above and the determination date for the Fair Market Value occurs on a day other than a Trading Day, the Fair Market Value will be the price as determined under subsection (i) or (ii) above, as applicable, on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of withholding Tax-Related Items may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(r)    “Fiscal Year” means the fiscal year of the Company.

(s)    “Grant Date” means the date that the Administrator makes the determination granting such Award or a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy. Notice of the determination will be provided to each Participant within a reasonable time after the Grant Date.

(t)    “Incentive Stock Option” means an Option that is intended to qualify, and actually qualifies, as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)    “Inside Director” means a Director who is an Employee.

(v)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)    “Option” means a stock option granted pursuant to the Plan. All Options granted under the Plan will be Nonstatutory Stock Options.

(y)    “Parent” means a “parent corporation” as defined in Section 424(e) of the Code, whether now or hereafter existing.

(z)    “Participant” means the holder of an outstanding Award.

(aa)    “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb)    “Performance Unit” means an Award denominated in Shares or cash, which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc)    “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd)    “Plan” means this Lattice Semiconductor Corporation 2025 Inducement Equity Incentive Plan.

(ee)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan or Shares issued pursuant to the early exercise of an Option.

(ff)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii)    “Section 409A” means Section 409A of the Code.

(jj)    “Securities Act” means the U.S. Securities Act of 1933, as amended.

(kk)    “Service Provider” means an Employee, Director or Consultant.

(ll)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(mm)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn)    “Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code, whether now or hereafter existing.

(oo)    “Tax-Related Items” means any U.S. and non–U.S. federal, state, or local taxes (including, without limitation, income tax, social insurance, payroll tax, fringe benefits tax, payment on account and any other tax-related items) related to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant, or have been transferred to the Participant.

(pp)    “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed is open for trading.

3.    Stock Subject to the Plan.

(a)    Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Section 3(b). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)    Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross number of Shares underlying the portion of a Stock Appreciation Right that is exercised will cease to be available under the Plan. Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price or purchase price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan.

(c)    Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    General. The Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws. The Board or Committee will be the Administrator. Different Administrators may administer the Plan with respect to different groups of Employees or Participants.

(ii)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)     Approval. Awards granted under the Plan must be approved by a majority of the Company’s “Independent Directors” (as defined under the Nasdaq Listing Rules) or the Compensation Committee of the Board, in each case acting as the Administrator.

(b)    Powers of the Administrator. Subject to the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including to:

(i)    determine the Fair Market Value;

(ii)    select the individuals to whom Awards may be granted hereunder, subject to Section 5 (which Awards will be intended as a material inducement to the individual becoming an Employee);

(iii)    determine the number of Shares to be covered by each Award granted hereunder;

(iv)    approve forms of Award Agreements for use under the Plan;

(v)    determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;

(vi)    establish, amend and rescind rules and regulations and adopt sub-plans relating to the Plan, including rules, regulations, and sub-plans for the purposes of facilitating compliance with non-U.S. laws, easing the administration of the Plan and/or taking advantage of tax-favorable treatment for Awards granted to Service Providers outside the U.S.;

(vii)    interpret the Plan and make any decision necessary to administer the Plan;

(viii)    interpret, modify or amend each Award (subject to Section 18(c) of the Plan), including without limitation the discretionary authority to extend the post-termination exercisability period of Awards;

(ix)    allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 16 of the Plan;

(x)    authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)    delegate ministerial duties to any of the Company’s employees;

(xii)    temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(xiii)    allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award;

(xiv)    adjust the vesting criteria of a Participant’s Award to reflect a reduction in the hours of employment or service of the Participant; and

(xv)    make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Waiver. The Administrator may waive any terms, conditions or restrictions.

(d)    Fractional Shares. Except as otherwise provided by the Administrator, any fractional Shares that result from the adjustment of Awards will be cancelled. Any fractional Shares that result from vesting percentages will be accumulated and vested on the date that an accumulated full Share is vested.

(e)    Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or its agent) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).

(f)    Choice of Law; Choice of Forum. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

(g)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations and those determinations made under Section 13 will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

(h)    Exchange Program. The Administrator may not institute an Exchange Program.

5.    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Employees so long as the following requirements are met:

(a)    The Employee was not previously an Employee or Director, or the Employee is to become employed by the Company or any Parent or Subsidiary of the Company following a bona fide period of non-employment (within the meaning of the Inducement Listing Rule); and

(b)    The grant of the Award or Awards is an inducement material to the Employee’s entering into employment with the Company (or any Parent or Subsidiary of the Company, as applicable) in accordance with the Inducement Listing Rule.

6.    Stock Options.

(a)    Grant of Options. The Administrator, in its sole discretion and subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5, may grant Options to any individual as a material inducement to the individual becoming an Employee, which grant shall become effective only if the individual actually becomes an Employee. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Employees in such amounts as the Administrator determines in its sole discretion.

(b)    Stock Option Agreement. Each Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator determines in its sole discretion.

(c)    Term of Option. The term of each Option will be stated in the Award Agreement.

(d)    Option Exercise Price and Consideration.

(i)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator and may be no less than 100% of the Fair Market Value per Share on the Grant Date unless otherwise required by Applicable Laws.

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check or wire transfer; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6)  net exercise, under which Shares are withheld from otherwise deliverable Shares that has been approved by the Board or a Committee; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(e)    Exercise of Option.

(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of an Option, the Administrator, in its sole discretion, may accelerate the time at which the Option will vest or become exercisable. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (1) notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with any amounts necessary to satisfy withholding obligations for Tax-Related Items). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant and approved by the Administrator, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 3 months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified in the Award Agreement or herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified in the Award Agreement or herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided the Administrator has permitted the designation of a beneficiary and provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified in the Award Agreement or herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)    Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1)    if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in liability under Section 16(b); or

(2)    if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of 30 days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.    Restricted Stock.

(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to any individual as a material inducement to the individual becoming an Employee, which grant shall become effective only if the individual actually becomes an Employee, in such amounts as the Administrator determines in its sole discretion.

(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator determines in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)    Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)    Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. Notwithstanding the foregoing, at any time after the grant of an Option, the Administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)    Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.    Restricted Stock Units.

(a)    Grant. Subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5, Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator to any individual as a material inducement to the individual becoming an Employee, which grant shall become effective only if the individual actually becomes an Employee. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)    Restricted Stock Unit Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify vesting criteria, the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator determines in its sole discretion.

(c)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable U.S. or non-U.S. federal or state securities laws or any other basis determined by the Administrator in its discretion.

(d)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(e)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(f)    Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.    Stock Appreciation Rights.

(a)    Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5, a Stock Appreciation Right may be granted to any individual as a material inducement to the individual becoming an Employee, which grant shall become effective only if the individual actually becomes an Employee, at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator determines in its sole discretion. Notwithstanding the foregoing, at any time after the grant of a Stock Appreciation Right, the Administrator, in its sole discretion, may accelerate the time at which the Stock Appreciation Right will vest or become exercisable.

(c)    Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Employee.

(d)    Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the Grant Date. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the tolling and expiration rules of Section 6(e) relating to exercise also will apply to Stock Appreciation Rights.

(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and

(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

10.    Performance Units and Performance Shares.

(a)    Grant of Performance Units/Shares. Subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5, Performance Units and Performance Shares may be granted to any individual as a material inducement to the individual becoming an Employee, which grant shall become effective only if the individual actually becomes an Employee, at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to any Employee.

(b)    Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

(c)    Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator determines in its sole discretion. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable U.S. or non-U.S. federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)    Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Notwithstanding the foregoing, at any time after the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)    Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)    Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.    Other Stock or Cash-Based Awards

(a)    Subject to the terms and provisions of the Plan, including without limitation the eligibility requirements of Section 5 and such other terms and conditions as the Administrator deems appropriate, the Administrator may grant other incentives payable in cash or in Shares under the Plan.

12.    Dividends and Other Distributions. No dividends or other distributions shall be paid with respect to any Shares underlying any unvested portion of an Award.

13.    Leaves of Absence/Reduction in Hours/Transfer Between Locations.

(a)    Other than for executive officers, the Company’s chief human resources officer or other person serving as the Company’s senior human resources official shall determine the effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or services.

(b)    For executive officers, the compensation committee of the Board shall determine the effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or services.

(c)    A Participant will not cease to be an Employee in the case of transfers between locations of the Company or between the Company, any of its Parents, or any of its Subsidiaries.

14.    Transferability of Awards.

(a)    General Rule. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.

(b)    Domestic Relations Orders. If approved by the Administrator, an Award may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).

(c)    Limited Transfers for the Benefit of Family Members. The Administrator may permit an Award or Share issued under this Plan to be assigned or transferred subject to the applicable limitations, set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act, if applicable, and any other Applicable Laws. For the avoidance of doubt, during the lifetime of the Participant, no Award may be assigned or transferred to a third-party financial institution.

(d)    Permitted Transferees. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions in this Plan and the Award Agreement. If an Award is unvested, then the service of the Participant will continue to determine whether the Award will vest and when it will terminate.

15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control; Death.

(a)    Adjustments. In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)    Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or its Parent. The Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

16.    Tax Matters.

(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any withholding obligations for Tax-Related Items are due, the Company (or any of its Subsidiaries, Parents or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents or affiliates, as applicable), an amount sufficient to satisfy any Tax-Related Items required to be withheld with respect to such Award (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy such withholding obligation for Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, check or other cash equivalents, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount applicable in a Participant’s jurisdiction or such greater amount as the Administrator may determine (including up to a maximum statutory amount) if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount applicable in a Participant’s jurisdiction or such greater amount as the Administrator may determine (including up to a maximum statutory amount), in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) to cover the amount of the withholding obligation for Tax-Related Items, (v) having the Company or a Parent or Subsidiary of the Company withhold from wages or any other cash amount due or to become due to the Participant and payable by the Company or any Parent or Subsidiary of the Company, (vi) any other method of withholding determined by the Administrator, or (vii) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum statutory rates applicable in a Participant’s jurisdiction with respect to the Award on the date that the amount of Tax-Related Items to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the amount of Tax‑Related Items to be withheld is calculated.

(c)    Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

17.    Miscellaneous.

(a)    Term of Plan. The Plan will become effective upon its adoption by the Board (or its delegate). The Plan will continue in effect until terminated under Section 18 of the Plan.

(b)    Legal Compliance. Shares will not be issued pursuant an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(c)    Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(d)    Inability to Obtain Authority. If the Company determines it to be impossible or impracticable to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

(e)    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

(f)    Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award and any other compensation paid or payable to a Participant (including, but not limited to, equity awards issued outside of this Plan) (such compensation, “Other Compensation”) will be subject to the Company’s clawback policy in effect as of the adoption of this Plan, and will be subject to any other clawback policy of the Company as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award or Other Compensation and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this subsection (f) specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

18.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Administrator, at any time, may amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Consent of Participants Generally Required. Subject to Section 18(d) below, no amendment, alteration, suspension or termination of the Plan or an Award under it will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.

(d)    Exceptions to Consent Requirement.

(i)    A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination taken as a whole, does not materially impair the Participant’s rights, and

(ii)    Subject to the limitations of Applicable Laws, if any, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done

(1)    in a manner expressly permitted under the Plan;

(2)    to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A; or

(3)    to comply with other Applicable Laws.

LATTICE SEMICONDUCTOR CORPORATION

2025 INDUCEMENT EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Lattice Semiconductor Corporation 2025 Inducement Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Award Agreement, and the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, the Country Addendum attached hereto as Exhibit B, all of which are made a part of this document (together, the “Award Agreement”).

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Participant
Grant Number
Grant Date
Vesting Commencement Date
Number of Shares Subject to Restricted Stock Units

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan, this Award Agreement, any policy adopted by the Board or any Committee, or any written agreement authorized by the Administrator between Participant and the Company (or any Parent or Subsidiary of the Company, as applicable) governing the terms of this Award, the Restricted Stock Units will be scheduled to vest as follows:

[VESTING SCHEDULE TO BE DETERMINED]

Before the Participant ceases to be a Service Provider, any fractional Restricted Stock Units that result from vesting percentages will be accumulated and vested on the date that an accumulated full Restricted Stock Unit is vested. Vesting in each case is subject to Participant continuing to be a Service Provider through the applicable vesting date, as further described in Section 10(j) of the Terms and Conditions of Restricted Stock Unit Grant.

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, or by Participant’s acceptance of this Award Agreement via the Company’s designated online acceptance procedure, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. Participant expressly acknowledges the information provided in the Addendum related to the collection, processing and use of Participant’s personal data by the Company and its Subsidiaries and the transfer of personal data to the recipients mentioned in the Addendum. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	LATTICE SEMICONDUCTOR CORPORATION
Signature:	Signature:
Name:	Name:
Title:	Title:

Exhibit A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1)    Grant. The Company hereby grants to the individual named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2)    Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to the payment of any such Restricted Stock Units. Prior to the actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable withholding obligations for Tax-Related Items. Subject to the provisions of Section 4, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period 60 days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Award Agreement.

3)    Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Grant Date until the date such vesting occurs, as further described in Section 10(j). For the avoidance of doubt, if Participant ceases to be a Service Provider prior to any scheduled vesting date, Participant will not earn or be entitled to any pro-rated vesting for any portion of time before the respective vesting date during which Participant was a Service Provider, nor will Participant be entitled to any compensation for lost vesting.

4)    Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. The payment of Shares in settlement of any Restricted Stock Units vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and U.S. Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5)    Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, as of the time of Participant’s termination as a Service Provider for any or no reason, the Restricted Stock Units that have not yet vested will be forfeited by the Participant upon: (a) the 30th day following the Termination of Service Date (as defined below) if Participant’s Termination of Service is due to the Participant’s death (or any earlier date on or following the Termination of Service Date determined by the Administrator) or (b) the Termination of Service Date if Participant’s Termination of Service is for any reason other than the Participant’s death, in all cases, subject to applicable laws.

For purposes of the Restricted Stock Units, the “Termination of Service Date” means the date on which the Participant last actively provides continuous services for the Company (regardless of the reason such continuous service terminates and whether or not such termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is providing services or the terms of the Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Administrator, the Participant’s right to vest in these Restricted Stock Units will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws (including common law, if applicable) in the jurisdiction where Participant is providing services to Participant’s Employer (defined below) or by Participant’s employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the Restricted Stock Units (including whether the Participant may still be considered to be providing services while on a leave of absence).

6)    Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7)    Responsibility for Taxes. Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of Tax-Related Items. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Parent or Subsidiary employing or retaining Participant (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Participant’s sole responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Tax-Related Items, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares, (c) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) and without further consent from Participant, (d) electing to have the Company or the Employer withhold from Participant’s wages or other cash compensation payable to Participant, or (e) any other method of withholding determined by the Company and permitted by Applicable Laws and the Plan. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any withholding obligations or rights with regard to Tax-Related Items by means of method (b) above and, until determined otherwise by the Company, this will be the method by which such withholding obligations or rights with regard to Tax-Related Items are satisfied; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, the Company will, in all cases, satisfy any Tax-Related Items by means of method (b) above, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case the obligation for Tax-Related Items may be satisfied by one or a combination of the other methods above.

The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or, if not refunded, Participant may be able to seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

If Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Tax-Related Items related to Restricted Stock Units otherwise are due, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.

8)    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9)    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10)    Nature of Grant. By accepting the Award, Participant acknowledges, understands and agrees that:

(a)    the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(b)    all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(c)    the Restricted Stock Unit grant and Participant’s participation in the Plan shall not be interpreted as forming an employment or service contract with the Company, the Employer, or any Parent or Subsidiary;

(d)    Participant is voluntarily participating in the Plan;

(e)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(g)    the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any);

(i)    unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service Participant may provide as a director of any Subsidiary;

(j)    the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(k)    if Participant provides services outside the United States:

(i)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purposes; and

(ii)    neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

11)    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

12)    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, OR 97124, U.S.A., or at such other address as the Company may hereafter designate in writing.

13)    Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14)    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15)    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange, under any U.S. or non-U.S. federal, state or local law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, or the clearance, consent or approval of any governmental regulatory authority, is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of any Shares in settlement of any vested Restricted Stock Units will violate U.S. federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. or non-U.S. federal, state, or local law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16)    Tax Consequences. Participant has reviewed with its own tax advisors the U.S. and non-U.S. federal, state, and local tax consequences of participating in the Plan and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own liability for Tax-Related Items that may arise as a result of Participant’s participation in the Plan or the transactions contemplated by this Award Agreement.

17)    Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

18)    Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

19)    Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units or future Awards that may be granted under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20)    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

21)    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

22)    Entire Agreement; Modifications to the Award Agreement. The Plan and this Award Agreement (including the exhibits hereto) constitute the entire agreement of the parties on the subjects covered and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

23)    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time.

24)    Forfeiture or Clawback. By accepting this Award, Participant agrees that this Award of Restricted Stock Units (including any proceeds, gains or other economic benefit received by Participant from a subsequent sale of Shares acquired through the Award) will be subject to the provision of Section 17(f) of the Plan with respect to forfeiture or clawback.

25)    Governing Law and Venue. This Award Agreement will be governed by the provisions of Section 4(g) of the Plan and as such all determinations made and actions taken under the Plan and this Award Agreement will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan and this Award Agreement, Participant’s accepts and consents to the jurisdiction of the State of Delaware, and agree that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where Participant performs services.

26)    Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the terms of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

27)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

28)    Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit Award shall be subject to any additional terms and conditions set forth in the Addendum for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Award Agreement.

29)    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by Participant or any other Participant.

30)    Insider-Trading/Market-Abuse Laws. Participant acknowledges that, depending on Participant’s or Participant’s broker’s country or the country in which the Shares are listed, Participant may be subject to insider-trading restrictions and/or market-abuse laws, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in Participant’s country). Local insider-trading laws and regulations may prohibit the cancellation or amendment of orders Participant places before possessing inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant understands that third parties include fellow employees.

Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider-trading policy. Participant is responsible for complying with any applicable restrictions and should speak to Participant’s personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in Participant’s country.

31)    Foreign Asset/Account Reporting Requirements. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect his or her ability to acquire or hold the Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares acquired under the Plan) in a brokerage or bank account outside his or her country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

EXHIBIT B

LATTICE SEMICONDUCTOR CORPORATION
2025 INDUCEMENT EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

COUNTRY ADDENDUM

Unless otherwise defined herein, capitalized terms used in this Country Addendum to Restricted Stock Unit Award Agreement (this “Country Addendum”) will have the same defined meanings as set forth in the Restricted Stock Unit Award Agreement (the “Award Agreement”).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted pursuant to the terms and conditions of the Lattice Semiconductor Corporation 2025 Inducement Equity Incentive Plan (the “Plan”) and the Award Agreement to the extent the individual to whom the Restricted Stock Units were granted (“Participant”) resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock Units is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of April 2023. Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing and/or working, transfers residence and/or employment to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

AUSTRIA

Notifications

Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside of Austria, Participant will be required to report certain information to the Austrian National Bank on a quarterly basis if the value of the Shares as of the last day of any given quarter exceeds a certain threshold.

In addition, when the Shares are sold or a dividend is received, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all accounts abroad meets or exceeds €10,000,000, the movement and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any security (e.g., Shares acquired under the Plan) or bank account established outside of Belgium on their personal annual tax return. In a separate report, Belgian residents also are required to provide a central contact point of the National Bank of Belgium with the account number of those foreign bank accounts, the name of the bank with which the accounts were opened and the country in which they were opened in a separate report. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des credits caption. Participant should consult with Participant's personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant's participation in the Plan.

CANADA

Terms and Conditions

Termination of Status as a Service Provider. This provision replaces the last paragraph of Section 5 of the Award Agreement:

For purposes of the Restricted Stock Units, Participant's status as a Service Provider will terminate, and Participant's right (if any) to earn, seek damages in lieu of, or otherwise be paid any portion of the Restricted Stock Units pursuant to the Award Agreement, will be measured by the date that is the earlier of (1) the Termination of Service Date, whether by Participant or by the Employer; and (2) the date on which Participant receives written notice of such termination from the Employer; in either case, regardless of any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under local law. For greater certainty, Participant will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which Participant's right to vest terminates, nor will Participant be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, Participant's right to vest in the Restricted Stock Units, if any, will terminate effective upon the expiry of Participant's minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of Participant's statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions apply only if Participant resides in Quebec:

French Language Documents. A French translation of the Award Agreement, this Addendum, the Plan and certain other documents related to the Restricted Stock Units will be made available to Participant as soon as reasonably practicable. Notwithstanding anything to the contrary in the Award Agreement, and unless Participant indicates otherwise, the French translation of this document and certain other documents related to the Restricted Stock Units will govern Participant's Restricted Stock Units and Participant's participation in the Plan.

Documents en Langue Française. Une traduction française du présent Contrat et de certains autres documents relatifs aux Unités d'Actions Restreintes sera mise à la disposition du Participant dès que cela sera raisonnablement possible. Nonobstant toute disposition contraire dans le Contrat, et à moins que n'indique le contraire du Participant, la traduction française du présent Contrat et de certains autres documents relatifs aux Unités d'Actions Restreintes régira les Unités d'Actions Restreintes des Participants et la participation du Participant au Plan.

Notifications

Securities Law Information. Participant understands that Participant is permitted to sell Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired pursuant to the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.

CHINA

The following provisions apply only if the Participant is subject to exchange control restrictions imposed by the PRC State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:

Terms and Conditions

Vesting and Delivery of Shares. In addition to any other vesting and settlement conditions set forth in the Award Agreement, the Restricted Stock Units will not vest and no Shares (or cash equivalent) will be delivered to Participant unless and until the Company determines, in its sole discretion, that all necessary approvals from the SAFE or its relevant branch have been received and remain effective (“SAFE Approval”). In the event that SAFE Approval has not been obtained prior to any scheduled vesting date set forth in the Award Agreement, the Restricted Stock Units will not vest until the first day of the month following the month in which SAFE Approval is obtained (the “Actual Vesting Date”). If Participant ceases to be a Service Provider prior to the Actual Vesting Date, Participant shall not be entitled to vest in any portion of the Restricted Stock Units and the Restricted Stock Units shall be forfeited without any liability to the Company, the employer or any affiliate of the Company.

Forfeiture Upon Termination of Service. Notwithstanding anything to the contrary in the Award Agreement, any Shares held by Participant at the time of Termination of Service must be sold by Participant within six (6) months from the date of Termination of Service (for any reason) and thereafter Participant shall have no entitlement to the underlying Shares. If not sold by Participant within such timeframe, the Company will force the sale of the Shares of as described in the Restriction on Sale of Shares section below.

Restriction on Sale of Shares. Due to local regulatory requirements, the Company reserves the right to force the sale of any Shares issued upon settlement of the Restricted Stock Units. The sale may occur (i) immediately upon issuance, (ii) following Participant’s Termination of Service, (iii) following Participant’s transfer of employment to the Company, or a Related Company outside China, or (iv) within any other timeframe as the Company determines to be necessary or advisable to comply with local regulatory requirements. Participant is required to maintain any Shares acquired under the Plan in an account at a broker designated by the Company (the “Designated Account”) and any Shares deposited into the Designated Account cannot be transferred out of the Designated Account unless and until they are sold.

In order to facilitate the foregoing, the Company is authorized to instruct its designated broker to assist with the sale of the Shares (on Participant’s behalf pursuant to this authorization without further consent) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company will pay to Participant the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. If the Shares acquired under the Plan are sold, the repatriation requirements described below shall apply.

Repatriation of Sale Proceeds and Dividends. Participant understands and agrees that, due to exchange control laws in China, Participant will be required to immediately repatriate to the SAFE Account described below the proceeds from the sale of Shares that Participant acquires upon vesting of the Restricted Stock Units. Participant also understands and agrees that this repatriation requirement also applies to any dividends that are paid on the Shares, which must be repatriated to China at the time and in the manner established by the Company. Participant further agrees that such proceeds and dividends must be transferred directly from the participant trust or other account established under the Plan to the dedicated foreign exchange account established by the Company or a Related Company in China and approved by SAFE or its local counterpart under applicable exchange control rules (the “SAFE Account”) before such proceeds and dividends can be remitted to Participant. Participant further agrees not to instruct or cause the Company to transfer such cash proceeds and dividends to any person, broker or entity other than the SAFE Account. Participant further agrees to cooperate with and comply with any other requests made by the Company or the Employer in the future in order to facilitate compliance with the exchange control requirements in China. The Participant undertakes to reimburse the Company and any Related Company for any penalties or other charges that they may incur resulting from any failure by Participant to ensure compliance with the requirements set forth in this paragraph. Participant also understands that the Company will deliver such proceeds and dividends to Participant as soon as possible, but that there may be delays in distributing the funds to Participant due to exchange control requirements. Participant understands that the proceeds and dividends may be paid to Participant in U.S. dollars or in local currency, at the Company’s discretion. If the proceeds are paid in U.S. dollars, Participant will be required to set up a U.S. dollar bank account in China so that the proceeds may be deposited into this account. If the proceeds are paid in local currency, the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions.

Finally, Participant agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Notifications

Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including shares of Common Stock acquired under the Plan), as well as details of any economic transactions conducted with non-Chinese residents.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Consent to Receive Information in English. By accepting the RSUs, Participant confirms having read and understood the Plan and Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement relatif à la réception d’informations en langue anglaise. En acceptant l’Attribution, vous confirmez avoir lu et compris le Plan et la Convention d’Attribution, qui ont été fournis en langue anglaise. Vous acceptez les termes de ces documents en connaissance de cause.

Notifications

Tax Information. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.

Foreign Asset/Account Reporting Information. If Participant holds Shares acquired under the Plan outside France or maintains a foreign bank account, Participant is required to report such shares and/or account to the French tax authorities when filing his or her annual tax return.

GERMANY

Notifications

Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. If Participant acquires Shares with a value in excess of this amount, or if Participant makes or receives a payment in excess of this amount (including any proceeds realized upon the sale of shares of Common Stock or the receipt of any dividends), Participant is responsible for complying with applicable reporting requirements. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

INDIA

Notifications

Exchange Control Information. Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or any dividends paid on such Shares to India within such period of time as will be required under applicable regulations. Participant should obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company, or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in their annual tax return.

ISRAEL

Terms and Conditions

Vesting/Sale of Shares. This provision supplements Section 2 (Company’s Obligation to Pay) of the Terms and Conditions of Restricted Stock Unit Grant:

To facilitate compliance with tax withholding obligations in Israel, the Company reserves the right to (a) require Participant to sell all Shares issued under this Award Agreement either (i) as soon as practicable upon receipt of such Shares, or (ii) upon the Participant’s termination as Service Provider, or (b) to maintain the Shares issued under this Award Agreement in an account with the Company’s designated stock plan service provider (the “Designated Broker”), until the Shares are sold. By accepting this Award Agreement, Participant authorizes the Company to instruct the Designated Broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Designated Broker to complete the sale of such Shares. Participant agrees to sign any forms and/or consents required by the Company or the Designated Broker to effectuate the sale of the Shares. Participant acknowledges that the Designated Broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and any Tax-Related Items, will be delivered to Participant.

Notifications

Securities Law Information. This grant does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Plan Document Acknowledgment. In accepting the grant of Restricted Stock Units, Participant acknowledges that Participant has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement.

Participant further acknowledges that he or she has read and specifically and expressly approves the following sections of the Terms and Conditions of Restricted Stock Unit Grant: Section 5 regarding “Forfeiture upon Termination of Status as a Service Provider;” Section 7 regarding “Tax Withholding;” Section 10 regarding “Nature of Grant;” Section 25 regarding “Governing Law and Venue;” and Section 26 regarding “Language.”

Notifications

Foreign Asset/Account Reporting Notification. Participant is required to report investments held abroad or foreign financial assets (e.g., cash, Restricted Stock Units and Shares) that may generate income taxable in Italy on an annual tax return (UNICO Form, RW Schedule) or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Restricted Stock Units and Shares), are beneficial owners of the investment pursuant to Italian money laundering provisions. Participant should consult his or her personal tax advisor for details regarding this requirement.

Foreign Financial Assets Tax Notification. The fair market value of any Shares held outside Italy is subject to an annual foreign assets tax. The fair market value for this purpose is the value of the Shares on the Nasdaq Stock Market on December 31 of the year or, for Shares disposed of during the course of the year, on the last day Participant held the Shares (in such case, or when the Shares are acquired during the course of the year, the tax is levied in proportion to the actual days of holding over the calendar year). Participant should consult with Participant's personal tax advisor about the foreign financial assets tax.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents and foreign nationals with permanent residency in Japan are required to report details of any assets held outside Japan as of December 31 (including shares of Common Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.

KOREA

Notifications

Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.

MALAYSIA

Notifications

Director Notification Obligation. Directors of a Malaysian subsidiary or affiliate are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian subsidiary or affiliate in writing when the director receives or disposes of an interest (e.g., Restricted Stock Units, Shares, etc.) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

NETHERLANDS

There are no country-specific provisions.

PHILIPPINES

Terms and Conditions

Necessary Approvals. The offering of the Plan and the grant of the Restricted Stock Units may be subject to certain securities approval/confirmation requirements in the Philippines with the Philippine Securities and Exchange Commission. If the Company has not obtained, or does not maintain, the necessary securities approval/confirmation prior to the vesting of the Restricted Stock Units, Participant will not vest in the Restricted Stock Units and no Shares subject to the Restricted Stock Units will be issued. Restricted Stock Units shall vest and Shares shall be issued in settlement of the Restricted Stock Units only if and when all necessary securities approvals/confirmations have been obtained and are maintained.

Securites Law Information. Participant should be aware of the risks of participating in the Plan, which include (without limitation) the risk of fluctuation in the price of the Shares on the Nasdaq Stock Market and the risk of currency fluctuations between the U.S. Dollar and Participant’s local currency. In this regard, Participant should note that the value of any Shares Participant may acquire under the Plan may decrease, and fluctuations in foreign exchange rates between Participant’s local currency and the U.S. Dollar may affect the value of the Restricted Stock Units or any amounts due to Participant upon vesting and settlement of the Restricted Stock Units or upon sale of any Shares acquired by Participant at settlement. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company’s business that may affect the value of the Shares, Participant should refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company’s website at http://ir.latticesemi.com/. In addition, Participant may receive, free of charge, a copy of the Company’s Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company’s stockholders by contacting the Company at the address below:

Lattice Semiconductor Corporation
5555 NE Moore Court
Hillsboro, Oregon 97124 U.S.A.
+1 (503) 268-8000

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. The Restricted Stock Units are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and Participant will not be able to make any subsequent offer to sell or sale of the Shares in Singapore, unless such offer or sale is made (1) after six (6) months from the date the Restricted Stock Units are granted or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Notifications

Securities Law Notice. The offer of the Plan, the grant of the Restricted Stock Units, and the issuance of the underlying Shares at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification. Participant understands and acknowledges that if Participant is the Chief Executive Officer (“CEO”), director, associate director or shadow director of a Related Company in Singapore, Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Related Company in writing when Participant receives an interest in the Company (e.g., the Restricted Stock Units or Shares). In addition, Participant must notify the Singapore Related Company when Participant sells Shares (including when Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Company. In addition, a notification must be made of Participant’s interests in the Company within two days of becoming a CEO, director, associate director or shadow director.

SWEDEN

Terms and Conditions

Authorization to Withhold. The following provision supplements Section 7 of the Award Agreement:

Without limiting the Company’s or the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 7 of the Award Agreement, by participating in the Plan, Participant authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to Participant upon purchase to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

TAIWAN

Terms and Conditions

Data Privacy. Participant hereby acknowledges that he or she has read and understood the terms regarding collection, processing and transfer of Data contained in Section 13 of the Terms and Conditions of Restricted Stock Unit Award and agrees that, by accepting the Restricted Stock Units, Participant is agreeing to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in his or her country, either now or in the future. Participant understands that he or she may not be able to participate in the Plan if Participant fails to execute any such consent or agreement.

Notifications

Securities Law Information. The Restricted Stock Units and the Shares to be issued pursuant to the Plan are available only for employees and certain service providers. It is not a public offer of securities by a Taiwanese company. Therefore, it is exempt from registration in Taiwan.

Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares or the receipt of dividends) up to US$5,000,000 per year without justification. However, if the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank.

UNITED KINGDOM

Terms and Conditions

Restricted Stock Unit Payable Only in Shares. Notwithstanding anything to the contrary in the Plan, the Restricted Stock Units shall be paid in Shares only and do not provide Participant with any right to receive a cash payment. This provision is without prejudice to the application of Section 7 of the Terms and Conditions of Restricted Stock Unit Award.

Responsibility for Taxes. The following provisions supplement Section 7 of the Terms and Conditions of Restricted Stock Unit Grant:

Without limitation to Section 7 of the Terms and Conditions of Restricted Stock Unit Grant, Participant agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or, if different, the Employer or by HM’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by Participant within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from Participant by any of the means referred to in Section 8(a) of the Terms and Conditions of Restricted Stock Unit Grant.

LATTICE SEMICONDUCTOR CORPORATION

2025 INDUCEMENT EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE-BASED)

Unless otherwise defined herein, the terms defined in the Lattice Semiconductor Corporation 2025 Inducement Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Award Agreement (Performance-Based), and the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, the Performance Matrix, attached hereto as Exhibit B, the Country Addendum attached hereto as Exhibit C, all of which are made a part of this document (together, the “Award Agreement”).

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Participant
Grant Number
Grant Date
Target Number of Shares Subject to Restricted Stock Units
Maximum Number of Shares Subject to Restricted Stock Units

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan, this Award Agreement, any policy adopted by the Board or any Committee, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent or Subsidiary of the Company, as applicable) governing the terms of this Award, the Restricted Stock Units will be scheduled to vest in accordance with the specified criteria set forth in the Exhibit B attached hereto. Before the Participant ceases to be a Service Provider, any fractional Restricted Stock Units that result from vesting percentages will be accumulated and vested on the date that an accumulated full Restricted Stock Unit is vested.

Vesting in each case is subject to Participant continuing to be a Service Provider through the applicable vesting date, as further described in Section 10(j) of the Terms and Conditions of Restricted Stock Unit Grant.

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the Company’s representative below, or by Participant’s acceptance of this Award Agreement via the Company’s designated online acceptance procedure, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. Participant expressly acknowledges the information provided in the Addendum related to the collection, processing and use of Participant’s personal data by the Company and its Subsidiaries and the transfer of personal data to the recipients mentioned in the Addendum. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	LATTICE SEMICONDUCTOR CORPORATION
Signature:	Signature:
Name:	Name:
Title:	Title:

Exhibit A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

1)    Grant. The Company hereby grants to the individual named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) attached as Part I of this Award Agreement (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2)    Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to the payment of any such Restricted Stock Units. Prior to the actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable withholding obligations for Tax-Related Items. Subject to the provisions of Section 4, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period 60 days following the vesting date. In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Award Agreement.

3)    Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Grant Date until the date such vesting occurs, as further described in Section 10(j). For the avoidance of doubt, if Participant ceases to be a Service Provider prior to any scheduled vesting date, Participant will not earn or be entitled to any pro-rated vesting for any portion of time before the respective vesting date during which Participant was a Service Provider, nor will Participant be entitled to any compensation for lost vesting.

4)    Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. The payment of Shares in settlement of any Restricted Stock Units vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and U.S. Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5)    Forfeiture upon Termination of Status as a Service Provider. Notwithstanding any contrary provision of this Award Agreement, as of the time of Participant’s termination as a Service Provider for any or no reason, the Restricted Stock Units that have not yet vested will be forfeited by the Participant upon: (a) the 30th day following the Termination of Service Date (as defined below) if Participant’s Termination of Service is due to the Participant’s death (or any earlier date on or following the Termination of Service Date determined by the Administrator) or (b) the Termination of Service Date if Participant’s Termination of Service is for any reason other than the Participant’s death, in all cases, subject to applicable laws.

For purposes of the Restricted Stock Units, the “Termination of Service Date” means the date on which the Participant last actively provides continuous services for the Company (regardless of the reason such continuous service terminates and whether or not such termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is providing services or the terms of the Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Administrator, the Participant’s right to vest in these Restricted Stock Units will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws (including common law, if applicable) in the jurisdiction where Participant is providing services to Participant’s Employer (defined below) or by Participant’s employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the Restricted Stock Units (including whether the Participant may still be considered to be providing services while on a leave of absence).

6)    Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7)    Responsibility for Taxes. Notwithstanding any contrary provision of this Award Agreement, no Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of Tax-Related Items. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Parent or Subsidiary employing or retaining Participant (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Participant’s sole responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Tax-Related Items, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares, (c) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) and without further consent from Participant, (d) electing to have the Company or the Employer withhold from Participant’s wages or other cash compensation payable to Participant, or (e) any other method of withholding determined by the Company and permitted by Applicable Laws and the Plan. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any withholding obligations or rights with regard to Tax-Related Items by means of method (b) above and, until determined otherwise by the Company, this will be the method by which such withholding obligations or rights with regard to Tax-Related Items are satisfied; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, the Company will, in all cases, satisfy any Tax-Related Items by means of method (b) above, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case the obligation for Tax-Related Items may be satisfied by one or a combination of the other methods above.

The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or, if not refunded, Participant may be able to seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items.

If Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Tax-Related Items related to Restricted Stock Units otherwise are due, Participant will permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company.

8)    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9)    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE EMPLOYER) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10)    Nature of Grant. By accepting the Award, Participant acknowledges, understands and agrees that:

(a)    the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(b)    all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;

(c)    the Restricted Stock Unit grant and Participant’s participation in the Plan shall not be interpreted as forming an employment or service contract with the Company, the Employer, or any Parent or Subsidiary;

(d)    Participant is voluntarily participating in the Plan;

(e)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(g)    the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(h)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or rendering services or the terms of Participant’s employment or service agreement, if any);

(i)    unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service Participant may provide as a director of any Subsidiary;

(j)    the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(k)    if Participant provides services outside the United States:

(i)    the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purposes; and

(ii)    neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

11)    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

12)    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, OR 97124, U.S.A., or at such other address as the Company may hereafter designate in writing.

13)    Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

14)    Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15)    Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange, under any U.S. or non-U.S. federal, state or local law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, or the clearance, consent or approval of any governmental regulatory authority, is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of any Shares in settlement of any vested Restricted Stock Units will violate U.S. federal securities laws or other Applicable Laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such U.S. or non-U.S. federal, state, or local law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16)    Tax Consequences. Participant has reviewed with its own tax advisors the U.S. and non-U.S. federal, state, and local tax consequences of participating in the Plan and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own liability for Tax-Related Items that may arise as a result of Participant’s participation in the Plan or the transactions contemplated by this Award Agreement.

17)    Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

18)    Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

19)    Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units or future Awards that may be granted under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20)    Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

21)    Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

22)    Entire Agreement; Modifications to the Award Agreement. The Plan and this Award Agreement (including the exhibits hereto) constitute the entire agreement of the parties on the subjects covered and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

23)    Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time.

24)    Forfeiture or Clawback. By accepting this Award, Participant agrees that this Award of Restricted Stock Units (including any proceeds, gains or other economic benefit received by Participant from a subsequent sale of Shares acquired through the Award) will be subject to the provision of Section 17(f) of the Plan with respect to forfeiture or clawback.

25)    Governing Law and Venue. This Award Agreement will be governed by the provisions of Section 4(g) of the Plan and as such all determinations made and actions taken under the Plan and this Award Agreement will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under the Plan and this Award Agreement, Participant’s accepts and consents to the jurisdiction of the State of Delaware, and agree that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where Participant performs services.

26)    Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the terms of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

27)    Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

28)    Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit Award shall be subject to any additional terms and conditions set forth in the Addendum for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Award Agreement.

29)    Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by Participant or any other Participant.

30)    Insider-Trading/Market-Abuse Laws. Participant acknowledges that, depending on Participant’s or Participant’s broker’s country or the country in which the Shares are listed, Participant may be subject to insider-trading restrictions and/or market-abuse laws, which may affect Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in Participant’s country). Local insider-trading laws and regulations may prohibit the cancellation or amendment of orders Participant places before possessing inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant understands that third parties include fellow employees.

Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider-trading policy. Participant is responsible for complying with any applicable restrictions and should speak to Participant’s personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in Participant’s country.

31)    Foreign Asset/Account Reporting Requirements. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect his or her ability to acquire or hold the Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on the Shares acquired under the Plan) in a brokerage or bank account outside his or her country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

EXHIBIT B

LATTICE SEMICONDUCTOR CORPORATION
2025 INDUCEMENT EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE-BASED)

PERFORMANCE MATRIX

EXHIBIT C

LATTICE SEMICONDUCTOR CORPORATION
2025 INDUCEMENT EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT (PERFORMANCE-BASED)

COUNTRY ADDENDUM

Unless otherwise defined herein, capitalized terms used in this Country Addendum to Restricted Stock Unit Award Agreement (this “Country Addendum”) will have the same defined meanings as set forth in the Restricted Stock Unit Award Agreement (the “Award Agreement”).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock Units granted pursuant to the terms and conditions of the Lattice Semiconductor Corporation 2025 Inducement Equity Incentive Plan (the “Plan”) and the Award Agreement to the extent the individual to whom the Restricted Stock Units were granted (“Participant”) resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock Units is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of April 2023. Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Restricted Stock Units.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing and/or working, transfers residence and/or employment to another country after the grant of the Restricted Stock Units, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

AUSTRIA

Notifications

Exchange Control Information. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside of Austria, Participant will be required to report certain information to the Austrian National Bank on a quarterly basis if the value of the Shares as of the last day of any given quarter exceeds a certain threshold.

In addition, when the Shares are sold or a dividend is received, Participant may be required to comply with certain exchange control obligations if the cash proceeds from the sale are held outside of Austria. If the transaction volume of all accounts abroad meets or exceeds €10,000,000, the movement and balances of all accounts must be reported monthly, as of the last day of the month, on or before the fifteenth day of the following month on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. Belgian residents are required to report any security (e.g., Shares acquired under the Plan) or bank account established outside of Belgium on their personal annual tax return. In a separate report, Belgian residents also are required to provide a central contact point of the National Bank of Belgium with the account number of those foreign bank accounts, the name of the bank with which the accounts were opened and the country in which they were opened in a separate report. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des credits caption. Participant should consult with Participant's personal advisor(s) regarding any personal foreign asset/foreign account tax obligations Participant may have in connection with Participant's participation in the Plan.

CANADA

Terms and Conditions

Termination of Status as a Service Provider. This provision replaces the last paragraph of Section 5 of the Award Agreement:

For purposes of the Restricted Stock Units, Participant's status as a Service Provider will terminate, and Participant's right (if any) to earn, seek damages in lieu of, or otherwise be paid any portion of the Restricted Stock Units pursuant to the Award Agreement, will be measured by the date that is the earlier of (1) the Termination of Service Date, whether by Participant or by the Employer; and (2) the date on which Participant receives written notice of such termination from the Employer; in either case, regardless of any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under local law. For greater certainty, Participant will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which Participant's right to vest terminates, nor will Participant be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, Participant's right to vest in the Restricted Stock Units, if any, will terminate effective upon the expiry of Participant's minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of Participant's statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions apply only if Participant resides in Quebec:

French Language Documents. A French translation of the Award Agreement, this Addendum, the Plan and certain other documents related to the Restricted Stock Units will be made available to Participant as soon as reasonably practicable. Notwithstanding anything to the contrary in the Award Agreement, and unless Participant indicates otherwise, the French translation of this document and certain other documents related to the Restricted Stock Units will govern Participant's Restricted Stock Units and Participant's participation in the Plan.

Documents en Langue Française. Une traduction française du présent Contrat et de certains autres documents relatifs aux Unités d'Actions Restreintes sera mise à la disposition du Participant dès que cela sera raisonnablement possible. Nonobstant toute disposition contraire dans le Contrat, et à moins que n'indique le contraire du Participant, la traduction française du présent Contrat et de certains autres documents relatifs aux Unités d'Actions Restreintes régira les Unités d'Actions Restreintes des Participants et la participation du Participant au Plan.

Notifications

Securities Law Information. Participant understands that Participant is permitted to sell Shares acquired pursuant to the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired pursuant to the Plan takes place outside of Canada through the facilities of a stock exchange on which the shares are listed.

CHINA

The following provisions apply only if the Participant is subject to exchange control restrictions imposed by the PRC State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:

Terms and Conditions

Vesting and Delivery of Shares. In addition to any other vesting and settlement conditions set forth in the Award Agreement, the Restricted Stock Units will not vest and no Shares (or cash equivalent) will be delivered to Participant unless and until the Company determines, in its sole discretion, that all necessary approvals from the SAFE or its relevant branch have been received and remain effective (“SAFE Approval”). In the event that SAFE Approval has not been obtained prior to any scheduled vesting date set forth in the Award Agreement, the Restricted Stock Units will not vest until the first day of the month following the month in which SAFE Approval is obtained (the “Actual Vesting Date”). If Participant ceases to be a Service Provider prior to the Actual Vesting Date, Participant shall not be entitled to vest in any portion of the Restricted Stock Units and the Restricted Stock Units shall be forfeited without any liability to the Company, the employer or any affiliate of the Company.

Forfeiture Upon Termination of Service. Notwithstanding anything to the contrary in the Award Agreement, any Shares held by Participant at the time of Termination of Service must be sold by Participant within six (6) months from the date of Termination of Service (for any reason) and thereafter Participant shall have no entitlement to the underlying Shares. If not sold by Participant within such timeframe, the Company will force the sale of the Shares of as described in the Restriction on Sale of Shares section below.

Restriction on Sale of Shares. Due to local regulatory requirements, the Company reserves the right to force the sale of any Shares issued upon settlement of the Restricted Stock Units. The sale may occur (i) immediately upon issuance, (ii) following Participant’s Termination of Service, (iii) following Participant’s transfer of employment to the Company, or a Related Company outside China, or (iv) within any other timeframe as the Company determines to be necessary or advisable to comply with local regulatory requirements. Participant is required to maintain any Shares acquired under the Plan in an account at a broker designated by the Company (the “Designated Account”) and any Shares deposited into the Designated Account cannot be transferred out of the Designated Account unless and until they are sold.

In order to facilitate the foregoing, the Company is authorized to instruct its designated broker to assist with the sale of the Shares (on Participant’s behalf pursuant to this authorization without further consent) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company will pay to Participant the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. If the Shares acquired under the Plan are sold, the repatriation requirements described below shall apply.

Repatriation of Sale Proceeds and Dividends. Participant understands and agrees that, due to exchange control laws in China, Participant will be required to immediately repatriate to the SAFE Account described below the proceeds from the sale of Shares that Participant acquires upon vesting of the Restricted Stock Units. Participant also understands and agrees that this repatriation requirement also applies to any dividends that are paid on the Shares, which must be repatriated to China at the time and in the manner established by the Company. Participant further agrees that such proceeds and dividends must be transferred directly from the participant trust or other account established under the Plan to the dedicated foreign exchange account established by the Company or a Related Company in China and approved by SAFE or its local counterpart under applicable exchange control rules (the “SAFE Account”) before such proceeds and dividends can be remitted to Participant. Participant further agrees not to instruct or cause the Company to transfer such cash proceeds and dividends to any person, broker or entity other than the SAFE Account. Participant further agrees to cooperate with and comply with any other requests made by the Company or the Employer in the future in order to facilitate compliance with the exchange control requirements in China. The Participant undertakes to reimburse the Company and any Related Company for any penalties or other charges that they may incur resulting from any failure by Participant to ensure compliance with the requirements set forth in this paragraph. Participant also understands that the Company will deliver such proceeds and dividends to Participant as soon as possible, but that there may be delays in distributing the funds to Participant due to exchange control requirements. Participant understands that the proceeds and dividends may be paid to Participant in U.S. dollars or in local currency, at the Company’s discretion. If the proceeds are paid in U.S. dollars, Participant will be required to set up a U.S. dollar bank account in China so that the proceeds may be deposited into this account. If the proceeds are paid in local currency, the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions.

Finally, Participant agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Notifications

Exchange Control Information. Chinese residents may be required to report to SAFE all details of their foreign financial assets and liabilities (including shares of Common Stock acquired under the Plan), as well as details of any economic transactions conducted with non-Chinese residents.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Consent to Receive Information in English. By accepting the RSUs, Participant confirms having read and understood the Plan and Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement relatif à la réception d’informations en langue anglaise. En acceptant l’Attribution, vous confirmez avoir lu et compris le Plan et la Convention d’Attribution, qui ont été fournis en langue anglaise. Vous acceptez les termes de ces documents en connaissance de cause.

Notifications

Tax Information. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.

Foreign Asset/Account Reporting Information. If Participant holds Shares acquired under the Plan outside France or maintains a foreign bank account, Participant is required to report such shares and/or account to the French tax authorities when filing his or her annual tax return.

GERMANY

Notifications

Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. If Participant acquires Shares with a value in excess of this amount, or if Participant makes or receives a payment in excess of this amount (including any proceeds realized upon the sale of shares of Common Stock or the receipt of any dividends), Participant is responsible for complying with applicable reporting requirements. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

INDIA

Notifications

Exchange Control Information. Participant must repatriate any proceeds from the sale of Shares acquired under the Plan or any dividends paid on such Shares to India within such period of time as will be required under applicable regulations. Participant should obtain a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company, or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in their annual tax return.

ISRAEL

Terms and Conditions

Vesting/Sale of Shares. This provision supplements Section 2 (Company’s Obligation to Pay) of the Terms and Conditions of Restricted Stock Unit Grant:

To facilitate compliance with tax withholding obligations in Israel, the Company reserves the right to (a) require Participant to sell all Shares issued under this Award Agreement either (i) as soon as practicable upon receipt of such Shares, or (ii) upon the Participant’s termination as Service Provider, or (b) to maintain the Shares issued under this Award Agreement in an account with the Company’s designated stock plan service provider (the “Designated Broker”), until the Shares are sold. By accepting this Award Agreement, Participant authorizes the Company to instruct the Designated Broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Designated Broker to complete the sale of such Shares. Participant agrees to sign any forms and/or consents required by the Company or the Designated Broker to effectuate the sale of the Shares. Participant acknowledges that the Designated Broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and any Tax-Related Items, will be delivered to Participant.

Notifications

Securities Law Information. This grant does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Plan Document Acknowledgment. In accepting the grant of Restricted Stock Units, Participant acknowledges that Participant has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement.

Participant further acknowledges that he or she has read and specifically and expressly approves the following sections of the Terms and Conditions of Restricted Stock Unit Grant: Section 5 regarding “Forfeiture upon Termination of Status as a Service Provider;” Section 7 regarding “Tax Withholding;” Section 10 regarding “Nature of Grant;” Section 25 regarding “Governing Law and Venue;” and Section 26 regarding “Language.”

Notifications

Foreign Asset/Account Reporting Notification. Participant is required to report investments held abroad or foreign financial assets (e.g., cash, Restricted Stock Units and Shares) that may generate income taxable in Italy on an annual tax return (UNICO Form, RW Schedule) or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Restricted Stock Units and Shares), are beneficial owners of the investment pursuant to Italian money laundering provisions. Participant should consult his or her personal tax advisor for details regarding this requirement.

Foreign Financial Assets Tax Notification. The fair market value of any Shares held outside Italy is subject to an annual foreign assets tax. The fair market value for this purpose is the value of the Shares on the Nasdaq Stock Market on December 31 of the year or, for Shares disposed of during the course of the year, on the last day Participant held the Shares (in such case, or when the Shares are acquired during the course of the year, the tax is levied in proportion to the actual days of holding over the calendar year). Participant should consult with Participant's personal tax advisor about the foreign financial assets tax.

JAPAN

Notifications

Foreign Asset/Account Reporting Information. Japanese residents and foreign nationals with permanent residency in Japan are required to report details of any assets held outside Japan as of December 31 (including shares of Common Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Participant should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.

KOREA

Notifications

Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.

MALAYSIA

Notifications

Director Notification Obligation. Directors of a Malaysian subsidiary or affiliate are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian subsidiary or affiliate in writing when the director receives or disposes of an interest (e.g., Restricted Stock Units, Shares, etc.) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

NETHERLANDS

There are no country-specific provisions.

PHILIPPINES

Terms and Conditions

Necessary Approvals. The offering of the Plan and the grant of the Restricted Stock Units may be subject to certain securities approval/confirmation requirements in the Philippines with the Philippine Securities and Exchange Commission. If the Company has not obtained, or does not maintain, the necessary securities approval/confirmation prior to the vesting of the Restricted Stock Units, Participant will not vest in the Restricted Stock Units and no Shares subject to the Restricted Stock Units will be issued. Restricted Stock Units shall vest and Shares shall be issued in settlement of the Restricted Stock Units only if and when all necessary securities approvals/confirmations have been obtained and are maintained.

Securites Law Information. Participant should be aware of the risks of participating in the Plan, which include (without limitation) the risk of fluctuation in the price of the Shares on the Nasdaq Stock Market and the risk of currency fluctuations between the U.S. Dollar and Participant’s local currency. In this regard, Participant should note that the value of any Shares Participant may acquire under the Plan may decrease, and fluctuations in foreign exchange rates between Participant’s local currency and the U.S. Dollar may affect the value of the Restricted Stock Units or any amounts due to Participant upon vesting and settlement of the Restricted Stock Units or upon sale of any Shares acquired by Participant at settlement. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company’s business that may affect the value of the Shares, Participant should refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company’s website at http://ir.latticesemi.com/. In addition, Participant may receive, free of charge, a copy of the Company’s Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company’s stockholders by contacting the Company at the address below:

Lattice Semiconductor Corporation
5555 NE Moore Court
Hillsboro, Oregon 97124 U.S.A.
+1 (503) 268-8000

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. The Restricted Stock Units are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and Participant will not be able to make any subsequent offer to sell or sale of the Shares in Singapore, unless such offer or sale is made (1) after six (6) months from the date the Restricted Stock Units are granted or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Notifications

Securities Law Notice. The offer of the Plan, the grant of the Restricted Stock Units, and the issuance of the underlying Shares at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Chief Executive Officer and Director Notification. Participant understands and acknowledges that if Participant is the Chief Executive Officer (“CEO”), director, associate director or shadow director of a Related Company in Singapore, Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Related Company in writing when Participant receives an interest in the Company (e.g., the Restricted Stock Units or Shares). In addition, Participant must notify the Singapore Related Company when Participant sells Shares (including when Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Company. In addition, a notification must be made of Participant’s interests in the Company within two days of becoming a CEO, director, associate director or shadow director.

SWEDEN

Terms and Conditions

Authorization to Withhold. The following provision supplements Section 7 of the Award Agreement:

Without limiting the Company’s or the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 7 of the Award Agreement, by participating in the Plan, Participant authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to Participant upon purchase to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

TAIWAN

Terms and Conditions

Data Privacy. Participant hereby acknowledges that he or she has read and understood the terms regarding collection, processing and transfer of Data contained in Section 13 of the Terms and Conditions of Restricted Stock Unit Award and agrees that, by accepting the Restricted Stock Units, Participant is agreeing to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in his or her country, either now or in the future. Participant understands that he or she may not be able to participate in the Plan if Participant fails to execute any such consent or agreement.

Notifications

Securities Law Information. The Restricted Stock Units and the Shares to be issued pursuant to the Plan are available only for employees and certain service providers. It is not a public offer of securities by a Taiwanese company. Therefore, it is exempt from registration in Taiwan.

Exchange Control Information. Participant may acquire and remit foreign currency (including proceeds from the sale of Shares or the receipt of dividends) up to US$5,000,000 per year without justification. However, if the transaction amount is TWD500,000 or more in a single transaction, Participant must submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank.

UNITED KINGDOM

Terms and Conditions

Restricted Stock Unit Payable Only in Shares. Notwithstanding anything to the contrary in the Plan, the Restricted Stock Units shall be paid in Shares only and do not provide Participant with any right to receive a cash payment. This provision is without prejudice to the application of Section 7 of the Terms and Conditions of Restricted Stock Unit Award.

Responsibility for Taxes. The following provisions supplement Section 7 of the Terms and Conditions of Restricted Stock Unit Grant:

Without limitation to Section 7 of the Terms and Conditions of Restricted Stock Unit Grant, Participant agrees that he or she is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or, if different, the Employer or by HM’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by Participant within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from Participant by any of the means referred to in Section 8(a) of the Terms and Conditions of Restricted Stock Unit Grant.